EXHIBIT 10.1

                             STOCKHOLDERS' AGREEMENT


                                  By and Among


                                CHI ENERGY, INC.


                                       and


                  EACH OF THE STOCKHOLDERS OF CHI ENERGY, INC.




                          Dated as of November 5, 1997

                             STOCKHOLDERS' AGREEMENT

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----

                                    ARTICLE I


DEFINITIONS ..................................................................1


                                   ARTICLE II


PARTIES; REPRESENTATIONS AND WARRANTIES.......................................4

Section 2.1             Representations of Each Signing Stockholder...........4
Section 2.2             Additional Parties....................................4

                                   ARTICLE III


TRANSFER RESTRICTIONS  .......................................................5

Section 3.1             General Restrictions on Transfer..................... 5

Section 3.2             Permitted Transfers.................................. 5
Section 3.3             Tag-Along Rights..................................... 5
Section 3.5             Deliveries at Closing; Method of Payment of
                         Purchase Price...................................... 9
Section 3.6             Company Cooperation.................................. 9
Section 3.7             Legend on Certificates...............................10

                                   ARTICLE IV


CORPORATE GOVERNANCE    .....................................................10

Section 4.1             Initial Board; Number of Directors...................10
Section 4.2             Nomination and Election of Directors.................11
Section 4.3             Removal of Directors.................................12
Section 4.4             Vacancies............................................12

                                       i
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                                    ARTICLE V


MISCELLANEOUS           .....................................................13

Section 5.1             Effectiveness........................................13
Section 5.2             Waiver and Amendment.................................13
Section 5.3             Termination..........................................13
Section 5.4             Notices..............................................13
Section 5.5             Applicable Law and Time of Essence...................14
Section 5.6             Descriptive Headings, Etc............................14
Section 5.7             Counterparts.........................................14
Section 5.8             Successors, Assigns and Transferees..................14
Section 5.9             Severability.........................................14


                                       ii

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                             STOCKHOLDERS' AGREEMENT



                        This STOCKHOLDERS' AGREEMENT (this "Agreement") is made as of November 5, 1997, by and among CHI Energy, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company.

                               W I T N E S S E T H:
                               ------------------

                        WHEREAS, the Plan of Reorganization, dated as of August 8, 1997, of Consolidated Hydro, Inc., confirmed by order of the United
States Bankruptcy Court for the District of Delaware (the "Plan") provides that the Company shall enter into an agreement with all of its stockholders to provide for certain rights and obligations between and among them and subsequent holders of certain of the Company's securities with respect to the Company; and

                        WHEREAS, the Company and the Stockholders (as defined below), being the holders of substantially all of the outstanding common equity of the Company, wish to enter into this Agreement to provide for certain rights and obligations between and among them and subsequent holders of certain of the Company's securities with respect to the Company;

                        NOW, THEREFORE, in consideration of the premises and mutual agreements, covenants and provisions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

                        As used in this Agreement, the following terms shall have the meanings ascribed to them below:

                        "Agreement" shall have the meaning specified in the preamble hereof.

                        "Board of Directors" shall mean the board of directors of the Company.

                        "Company" shall mean CHI Energy, Inc., a Delaware corporation.

                        "Company Class B Warrant" shall mean any Series B warrant, issued by the Company pursuant to the Plan, to purchase Shares.

                        "Company Class C Warrant" shall mean any Series C warrant, issued by the Company pursuant to the Plan, to purchase Shares.

                        "Company Management Option" shall mean any option, issued by the Company to any employee of the Company, to purchase Shares.

                        "Company Warrant" shall mean any Company Class B Warrant and/or Company Class C Warrant.

                        "Compelling Stake" shall mean, in connection with any proposed Compelled Sale, 66-2/3% or more of the Shares outstanding at the time such sale is proposed.

                        "Director" shall mean a duly elected member of the Board of Directors.

                        "In-the-Money Company Warrant" shall mean, in connection with any Tag-Along Sale, a Company Warrant having an exercise price less than the value of the per share consideration to be received by the most favored Selling Stockholder in the Tag-Along Sale.

                        "In-the-Money Company Management Option" shall mean, in connection with any Tag-Along Sale, a Company Management Option having an exercise price less than the value of the per share consideration to be received by the most favored Selling Stockholder in the Tag-Along Sale.

                        "MS" shall mean Morgan Stanley & Co., Incorporated, a Delaware corporation.

                        "MS Director" shall mean a Director designated for nomination or appointment pursuant to Article IV of this Agreement by MS or an MS Nomination Successor.

                        "Plan" shall mean that certain Plan of Reorganization, dated as of August 8, 1997, of Consolidated Hydro, Inc., as confirmed by the bankruptcy court of the United States.

                        "Remaining Stockholders" shall mean, in connection with any Compelled Sale, every Stockholder that is not a Compelling Stockholder.

                        "SB" shall mean, collectively, Swiss Bank Corporation, London Branch, and Swiss Bank Corporation Restructuring & Recovery Fund.

                        "SB Director" shall mean a Director designated for nomination or appointment pursuant to Article IV of this Agreement by SB or an SB Nomination Successor.

                        "Shares" shall mean, collectively, the shares of Class A Common Stock, par value $.01 per share, of the Company, and Class B Common Stock, par value $.01 per share, of the Company (including Shares issued by the Company upon the proper exercise of the Company Warrants and the Company Management Options), and (b) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, subdivision, recombination or exchange by the Company generally of shares of such common stock.

                        "Signing Stockholders" shall mean the persons or entities who are signatories to this Agreement.

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                        "Stockholder" shall mean any person to whom or which
Shares are issued pursuant to the Plan, and any person who becomes the holder of Shares subsequent to the date of this Agreement upon exercise of any Company Class B Warrant, Company Class C Warrant or Company Management Option, and any Permitted Transferee.

                        "Tag-Along Purchaser" shall mean the party or group of related parties acquiring Shares in a Tag-Along Sale.

                        "Tag-Along Sale" shall mean a transaction or series of substantially contemporaneous related transactions or contractually related transactions in which Selling Stockholders propose to Transfer to a Tag-Along Purchaser a number of Shares which, taken together with any Shares sold in such transaction or related transactions, constitute 50% or more of the Shares then outstanding.

                        "Tag-Along Stockholder" shall mean, in connection with any Tag-Along Sale, each Stockholder (including Stockholder who becomes such upon exercise of Company Warrants or Company Management Options at any time prior to the fifth business day prior to the Transfer Date) that is not a Selling Stockholder.

                        "Transfer Date" shall mean the Original Transfer Date, or if any New Transfer Date occurs, the latest occurring New Transfer Date.

                        "Whole Board" shall mean the number of Directors the Board of Directors would have assuming no vacancies.

                        In addition, the following capitalized terms used herein shall have the meanings ascribed to them in the section of the text indicated below:

             "Cause"...................................Section 4.3(b)
              -----
             "Company Nominees"........................Section 4.3(a)
              ----------------
             "Compelled Sale"..........................Section 3.4(a)
              --------------
             "Compelled Sale Agreement"................Section 3.4(a)
              ------------------------
             "Compelled Sale Closing"..................Section 3.4(d)
              ----------------------
             "Compelled Sale Date".....................Section 3.4(b)
              -------------------
             "Compelled Sale Notice"...................Section 3.4(b)
              ---------------------
             "Compelled Sale Price"....................Section 3.4(a)
              --------------------
             "Compelled Sale Purchaser"................Section 3.4(a)
              ------------------------
             "Compelled Sale Termination Date".........Section 3.4(b)
              -------------------------------
             "Compelling Stockholders".................Section 3.4(a)
              -----------------------
             "Designee"................................Section 4.4(b)
              --------
             "Election Meeting"........................Section 4.2(a)
              ----------------
             "Included Shares".........................Section 3.3(e)
              ---------------
             "Maximum Number"..........................Section 3.3(b)
              --------------
             "MS Nomination Successor".................Section 3.2(b)
              -----------------------
             "MS Nominees".............................Section 4.2(a)
              -----------
             "MS Vacancy"..............................Section 4.1(a)
              ----------

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             "New Transfer Date".......................Section 3.3(d)
              -----------------
             "New Transfer Notice".....................Section 3.3(d)
              -------------------
             "New Vacancy Designee"....................Section 4.4(c)
              --------------------
             "Nominating Stockholder"..................Section 4.3(b)
              ----------------------
             "Officer Nominees"........................Section 4.2(a)
              ----------------
             "Optionholder"............................Section 2.2
              ------------
             "Original Transfer Date"..................Section 3.3(c)
              ----------------------
             "Original Transfer Notice"................Section 3.3(c)
              ------------------------
             "Outside Nominees"........................Section 4.2(a)
              ----------------
             "Remaining Stockholders"..................Section 3.4(a)
              ----------------------
             "SB Nominees".............................Section 4.2(a)
              -----------
             "SB Nomination Successor".................Section 3.2(b)
              -----------------------
             "SB Vacancy"..............................Section 4.1(a)
              ----------
             "Sale Percentage".........................Section 3.3(b)
              ---------------
             "Selling Stockholders"....................Section 3.3(a)
              --------------------
             "Tag Along Allotment".....................Section 3.3(b)
              -------------------
             "Tag Along Notice"........................Section 3.3(e)
              ----------------
             "Tag Along Purchaser".....................Section 3.3(a)
              -------------------
             "Transfer"................................Section 3.1
              --------
             "Transfer Allotment"......................Section 3.3(b)
              ------------------
             "Transfer Date"...........................Section 3.3(c)
              -------------
             "Transfer Notice".........................Section 3.3(c)
              ---------------
             "Warrantholder"...........................Section 2.2
              -------------


                                   ARTICLE II

                     PARTIES; REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations of Each Signing Stockholder. Each Signing
            -------------------------------------------
Stockholder represents and warrants to the Company and to each other Signing Stockholder that (i) such Stockholder has full right, power and authority (and, in the case of any natural person, such person has the legal capacity) to execute and deliver this Agreement and to perform such Signing Stockholder's obligations hereunder; and (ii) this Agreement has been duly authorized, executed and delivered by such Signing Stockholder and is valid, binding and enforceable against such Signing Stockholder in accordance with its terms.

            Section 2.2 Additional Parties. The Company shall include as a
                        ------------------
provision of each warrant agreement relating to each Company Warrant and of each option agreement relating to each Company Management Option that acceptance and exercise of such Company Warrant or Company Management Option constitutes the agreement of the holder thereof to become a party to and to be bound by this Agreement upon the acquisition of Shares by such Warrantholder or Optionholder upon exercise of such Company Warrant or Company Management Option.

                                   ARTICLE III

                              TRANSFER RESTRICTIONS

Section 3.1 General Restrictions on Transfer. No Stockholder shall, directly or
            --------------------------------
indirectly, sell, offer for sale, transfer, assign, pledge, hypothecate or otherwise dispose of any Shares or any right thereto or interest therein (any such transaction, other than by operation of law, a "Transfer") at any time except in compliance with applicable federal and state securities laws and in compliance with this Agreement.

            Section 3.2 Permitted Transfers. (a) Subject to Section 3.1, a
                        -------------------
Stockholder may Transfer Shares at any time to any party, provided that upon acceptance of such transferred Shares, and by virtue of the Transfer and this Agreement, the party to whom such Transfer is to be made shall become bound by all the terms of this Agreement to the same extent as a Stockholder is so bound. Any party to whom such Transfer has been made consistent with the provisions of this Article III (any such Transfer, a "Permitted Transfer") is herein referred to as a "Permitted Transferee" and, after the consummation of such Permitted Transfer, such Permitted Transferee shall be deemed a Stockholder for purposes of this Agreement.

             (b) MS or SB may assign to any Permitted Transferee part or all of MS's or SB's rights, respectively, to designate Directors and fill certain vacancies on the Board of Directors pursuant to Sections 4.2 and 4.4 of this Agreement (such transferee, an "MS Nomination Successor" or an "SB Nomination Successor", as the case may be); provided, however, that the total number of Directors with respect to which MS and all MS Nomination Successors together, and SB and all SB Nomination Successors together, shall have designation and vacancy filling rights, respectively, shall not exceed the lesser of (i) two and (ii) the number of Directors with respect to which MS and the MS Nomination Successors, or SB and the SB Nomination Successors, as the case may be, shall have rights pursuant to Sections 4.2(b) and 4.2(c); and provided, further, that no assignment of any of MS's or SB's rights pursuant to this paragraph shall be effective or recognized by the Company unless set forth in a written agreement between MS or SB, as the case may be, and the prospective MS Nomination Successor or SB Nomination Successor, as the case may be; and provided, further, that neither MS nor SB shall enter into a written agreement with any party that, when taken together with any other written agreement or agreements entered into by MS or SB, respectively, would grant rights with respect to the designation or nomination of Directors or the filling of vacancies on the Board of Directors inconsistent with or in excess of those provided for in this Section 3.2(b) and in Section 4.2(b). The assignor of any assignment described in this Section 3.2(b) shall give written notice of such assignment, including the identity of the assignee, to the Company no later than two business days after such assignment is effected.

            Section 3.3 Tag-Along Rights. (a) In the event any Stockholder or
                        ----------------
"group" (within the meaning of Section 13(d)(3) of the Exchange Act) of Stockholders proposes to Transfer Shares in a Tag-Along Sale (the "Selling Stockholders"), each Tag-Along Stockholder shall be afforded the opportunity to participate therein in accordance with this Section 3.3.

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            (b)          In connection with each Tag-Along Sale, each Tag-Along
Stockholder shall have the right to Transfer to the Tag-Along Purchaser a number of Shares (a "Tag Along Allotment") held by such Tag-Along Stockholder equal to the total number of Shares held by such Tag-Along Stockholder multiplied by the Sale Percentage (as defined below), such Transfer to be upon identical terms and conditions as those of the most favored Selling Stockholder in the Tag-Along Sale and at a price equal to the greater of (1) the price to be paid to the most favored Selling Stockholder in the Tag Along Sale or (2) a fraction the numerator of which shall be the aggregate consideration paid by the Tag-Along Purchaser for all of the Shares, if any, purchased by it in any related transaction constituting a part of the Tag-Along Sale or in any other transaction occurring during the 60 days immediately preceding the date the Original Transfer Notice (as defined below) is sent, and the denominator of which shall be the total number of Shares purchased by the Tag-Along purchaser during such 60-day period. "Sale Percentage" shall be a fraction the numerator of which shall be the total number of Shares to be acquired by the Tag-Along Purchaser in the Tag-Along Sale (the "Maximum Number") and the denominator of which shall be the total number of Shares held collectively by the Selling Stockholders and the Tag-Along Stockholders on the date the Tag-Along Sale is consummated.

            (c) At the time any Tag-Along Sale is proposed, the Selling Stockholders shall give written notice to each Tag-Along Stockholder of its right to sell Shares hereunder (the "Original Transfer Notice"), which notice shall identify the proposed Tag-Along Purchaser and state the Maximum Number of Shares to be acquired by the Tag-Along Purchaser in the Tag-Along Sale, an estimate of the Sale Percentage (based on the number of Shares that would be outstanding as of the date such notice is sent assuming the exercise of all In-the-Money Company Warrants and In-the-Money Company Management Options), the proposed transfer price (including the form and terms of any non-cash consideration to be received in connection therewith), the proposed consummation date of any such Transfer (the "Original Transfer Date") and any other material terms and conditions of the proposed Transfer. The Original Transfer Notice shall be accompanied by a complete and correct copy of any offer to, or agreement with, the Selling Stockholders by the Tag-Along Purchaser to purchase such Shares. The Original Transfer Notice shall be provided to the Tag-Along Stockholders not less than 30 days prior to the Original Transfer Date. The Selling Stockholders shall supply a copy of the Original Transfer Notice to the Company at the same time that it is furnished to the Tag-Along Stockholders. The Company shall provide a copy of the Original Transfer Notice to each holder of an In-the-Money Company Warrant and each holder of an In-the-Money Company Management Option not later than the 25th day prior to the Original Transfer Date, it being understood that holders of In-the-Money Company Warrants and In-the-Money Company Management Options who exercise such warrants or options prior to the fifth business day prior to the Transfer Date shall be Tag-Along Stockholders with respect to all Shares held by them as of such day and shall be permitted to participate in the Tag-Along Sale with respect to such Shares by complying with all of the provisions of this Section 3.3 that are applicable to Tag-Along Stockholders.

            (d) In the event of any change in the consideration to be paid by the Tag-Along Purchaser or any change in any other material term or condition of the Tag-Along Sale, a new transfer notice (a "New Transfer Notice") shall be provided to the Tag-Along Stockholders

(with a copy to the Company) and a new transfer date (a "New Transfer Date") shall be set, which New Transfer Date shall be not less than 30 days next following the date such New Transfer Notice is provided to the Tag-Along Stockholders; provided, however, that in the event of an increase in the consideration to be received by the Selling Stockholders and the Tag-Along Stockholders, a New Transfer Notice shall be provided to the Tag-Along Stockholders but no New Transfer Date need be set, and the Tag-Along Sale may be consummated on the Original Transfer Date, so long as the New Transfer Notice is provided to the Tag-Along Stockholders not later than the seventh day prior to the Original Transfer Date, or, if such New Transfer Notice is provided to the Tag-Along Stockholders on or after the seventh day prior to the Original Transfer Date, the New Transfer Notice may specify a New Transfer Date, which date shall not be fewer than seven days from the date the New Transfer Notice is provided to the Tag-Along Stockholders, and the Tag-Along Sale may be consummated on such New Transfer Date. The Company shall provide a copy of the New Transfer Notice to holders of In-the-Money Company Warrants and In-the-Money Company Options not later than the 25th day prior to the New Transfer Date.

            (e) Each Tag-Along Stockholder that wishes to participate in the Tag-Along Sale shall provide written notice (or oral notice confirmed in writing) (the "Tag-Along Notice") to the Selling Stockholders not less than two business days prior to the Transfer Date. The Tag-Along Notice shall set forth the number of Shares ("Included Shares") that such Tag-Along Stockholder elects to include in the Transfer, which number shall not exceed such Tag-Along Stockholder's Tag-Along Allotment; provided, however, that the number of Included Shares for any Tag-Along Notice that fails to set forth a number of Included Shares, or sets forth a number of Included Shares in excess of such Tag-Along Stockholder's Tag-Along Allotment, shall be deemed to be such Tag-Along Stockholder's Tag-Along Allotment. The Tag-Along Notices given by the Tag-Along Stockholders shall constitute their binding agreements to sell such Shares on the terms and conditions applicable to the Tag-Along Sale.

            (f) At the consummation of the Tag-Along Sale, the Tag-Along Purchaser shall accept Transfer of (i) from each Tag-Along Stockholder, upon the terms and at the price set forth in paragraph (b), the number of Included Shares indicated on such Tag-Along Stockholder's timely received Tag-Along Notice, and (ii) from the Selling Stockholders a number of shares equal to the difference between the Maximum Number and the aggregate number of Included Shares indicated on all timely received Tag-Along Notices.

            (g) No Tag-Along Stockholder shall be required to make any representations and warranties to any person in connection with a Tag-Along Sale except that Tag-Along Stockholders may be required to make such representations and warranties as are made by all of the Selling Stockholders, to the extent applicable to a particular Tag-Along Stockholder.

            (h) The provisions of this Section 3.3 shall not apply to any Transfers pursuant to an underwritten public offering, whether by the Company or a Stockholder or group of Stockholders.

            Section 3.4 Rights to Compel Sale. (a) In the event any Stockholder
                        ---------------------
or group of Stockholders holding a Compelling Stake (the "Compelling Stockholders") shall enter into a written agreement with an unaffiliated party (a "Compelled Sale Purchaser") to sell solely for cash or securities listed on a U.S. national securities exchange or included for quotation in a U.S. inter-dealer quotation system of a registered national securities association all, but not less than all, of the then outstanding Shares in a bona fide transaction (a "Compelled Sale Agreement"), the Compelling Stockholders shall have the right, subject to the terms and conditions set forth below, to require each of the Remaining Stockholders to sell all, but not less than all, of the Shares held by each such Remaining Stockholder (a "Compelled Sale"). Subject to the terms and conditions set forth below, the Remaining Stockholders shall, and hereby agree to, sell such Shares on the same terms and conditions as the most favored Compelling Stockholder sells its Shares pursuant to the Compelled Sale Agreement and at a consideration per Share (the "Compelled Sale Price") equal to the greater of (i) the consideration to be received by the most favored Compelling Stockholder pursuant to the Compelled Sale Agreement and (ii) the greatest consideration received by any Compelling Stockholder in any transaction between such Compelling Stockholder and the Compelled Sale Purchaser during the 60-day period preceding the date the Compelled Sale Notice (as defined below) is given.

            (b) Within two business days following execution of any Compelled Sale Agreement, the Compelling Stockholders shall provide each Remaining Stockholder with written notice thereof (the "Compelled Sale Notice"). The Compelled Sale Notice shall attach a copy of the Compelled Sale Agreement and shall set forth: (i) the name and address of the Compelled Sale Purchaser;
(ii) the Compelled Sale Price and the terms and conditions of payment offered by the Compelled Sale Purchaser; and (iii) all other material terms of such Compelled Sale, including the proposed consummation date of the Compelled Sale (the "Compelled Sale Date"), which shall be not less than 20 days following the delivery of the Compelled Sale Notice, and the outside termination date of the Compelled Sale Agreement (the "Compelled Sale Termination Date"), which shall be not more than 180 days following the delivery of the Compelled Sale Notice. In the event of any change in the consideration to be paid, or any material change to any of the terms or conditions of the Compelled Sale, a new Compelled Sale Notice shall be provided to the Remaining Stockholders, and the Compelled Sale Closing (as defined below) shall not occur earlier than the 20th day subsequent to the date on which such new Compelled Sale Notice is provided.

            (c) Subject to the satisfaction or waiver of the terms and conditions of the Compelled Sale Agreement (other than any condition relating to the delivery of Shares by the Remaining Stockholders), the Compelled Sale shall occur at a closing (the "Compelled Sale Closing") on the Compelled Sale Date during normal business hours at a time and place reasonably designated by the Compelling Stockholders and the Compelled Sale Purchaser; provided that if the Compelled Sale Closing shall not have occurred on or prior to the Compelled Sale Termination Date, the Remaining Stockholders will be released from their obligations under this Section 3.4, unless and until the Compelling Stockholders deliver a new Compelled Sale Notice in compliance with this Section 3.4.

            (d) No Remaining Stockholder shall be required to make any representations and warranties to any person in connection with such Compelled Sale except as to (i) good title and the absence of liens with respect to such Remaining Stockholder's Shares, (ii) the corporate or other existence of such Remaining Stockholder and (iii) the authority for and the validity and binding effect of, and the absence of any conflicts under the charter documents and material agreements of such Remaining Stockholder as to, any agreements entered into by such Remaining Stockholder in connection with such Transfer. The Remaining Stockholders shall not be required to provide any indemnities in connection with such Transfer except for a breach of such representations and warranties.

            (e) In lieu of a sale of Shares, the Compelled Sale may be accomplished by, and the Compelled Sale Agreement may provide for, a merger, consolidation or other business combination permitted by Delaware law.

            (f) In the event the Compelled Sale is accomplished in any manner permitted by this Section 3.4 that would otherwise give rise to appraisal, dissenters' or other similar rights under any applicable law, no Stockholder shall take any action to exercise, enforce or perfect such rights, if any, and each Stockholder hereby expressly waives (on behalf of itself and any transferee or other successor) all such rights.

            Section 3.5 Deliveries at Closing; Method of Payment of Purchase
                        ----------------------------------------------------
Price. (a) At the closing of any Tag-Along Sale or Compelled Sale, each
-----
Tag-Along Stockholder or Remaining Stockholder, as the case may be, shall deliver to the Tag-Along Purchaser or the Compelled Sale Purchaser, as the case may be, against delivery of the purchase price for the Shares being sold by it,
(i) certificates appropriately endorsed and representing the Shares being sold, if any, free and clear of any lien, claim or encumbrance, and (ii) such other documents, including, without limitation, executed stock powers and evidence of ownership and authority, as the purchasers may reasonably request. The purchase price shall be paid by wire transfer of immediately available funds to the bank account designated by each Tag-Along Stockholder or Remaining Stockholder, as the case may be, or by certified check if the amount payable to the recipient thereof is less than $1,000,000.

            (b) If any Remaining Stockholder fails to deliver certificates representing its Shares as required by this Section 3.5 and the Compelled Sale in question is consummated, then such Remaining Stockholder shall not be entitled to the consideration it is to receive under this Section 3.5 until it cures such failure (provided that after curing such failure it shall be so entitled to such consideration without interest). Such Remaining Stockholder shall, until such failure is cured, hold such certificates in trust for the Compelled Sale Purchaser, who shall be deemed to be the beneficial owner of the Shares represented by such certificates.

            Section 3.6 Company Cooperation. At any time the Company is not
                        -------------------
filing periodic reports with the United States Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the Company shall cooperate with the Stockholders and make available on a timely basis such information as the Stockholders may reasonably request (to the extent that such information can be provided without unreasonable expense or disruption of the Company's affairs) to facilitate a Transfer of 5% or more of the issued and outstanding Shares to any prospective bona fide Permitted Transferee. The Company shall provide to each Stockholder consolidated financial statements for the Company and its subsidiaries, prepared in accordance with generally accepted accounting practices as in effect from time to time, for each fiscal year and each of the first three fiscal quarters of each fiscal year.

            Section 3.7 Legend on Certificates. Each certificate representing
                        ----------------------
Shares shall bear the following legend:

            THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT (THE "STOCKHOLDERS' AGREEMENT") DATED AS OF NOVEMBER 5, 1997 (A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF CHI ENERGY, INC. AND WILL BE MAILED TO A STOCKHOLDER WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT BY CHI ENERGY, INC. OF A WRITTEN REQUEST THEREFOR FROM SUCH STOCKHOLDER). NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT AS OTHERWISE PROVIDED IN SUCH STOCKHOLDERS' AGREEMENT. IN ADDITION, THE STOCKHOLDERS' AGREEMENT CONTAINS CERTAIN RESTRICTIONS AND AGREEMENTS WITH RESPECT TO THE VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

                                   ARTICLE IV

                              CORPORATE GOVERNANCE

Section 4.1 Initial Board; Number of Directors. (a) The number of Directors
            ----------------------------------
constituting the Whole Board initially shall be seven. The initial Board of Directors shall consist of the five individuals listed below, and two vacancies, one to be filled at any time by MS in accordance with Section 4.4(b) (the "MS Vacancy") and one to be filled at any time by SB in accordance with Section 4.4(b) (the "SB Vacancy"). The five initial Directors shall be James T. Stewart, Edward M. Stern, Charles F. Goff, Michael Petrick and James DuPlessie. For purposes of Section 4.2, Messrs. Stewart and Stern will be considered Officer Nominees, Mr. Goff will be considered an Outside Nominee, Mr. Petrick will be considered an MS Nominee and Mr. DuPlessie will be considered an SB Nominee.

            Each Director shall serve as a Director until his death, disability, resignation or removal or until his successor shall thereafter have been duly elected and qualified in accordance with the provisions of this Agreement.

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            (b)          For so long as this Agreement is in effect, no
Stockholder shall vote in favor of or consent to any change in the number of Directors constituting the Whole Board.

            4.2  Nomination and Election of Directors.  (a) The Company and the
                 ------------------------------------
Stockholders agree that the following procedures shall govern the nomination and election of Directors of the Company:

               (i) At each meeting of the Company's stockholders at which
             Directors are to be elected (each, an "Election Meeting"), subject to paragraph (b) below, the Company shall nominate each of the following (collectively, the "Company Nominees"), and no others: up to two individuals designated by MS and/or an MS Nomination Successor (the "MS Nominees"), up to two individuals designated by SB and/or an SB Nomination Successor (the "SB Nominees"), two individuals designated by majority vote of the Whole Board, both of whom shall be executive officers of the Company (the "Officer Nominees"), and one individual (the "Outside Nominee") designated by the number of directors constituting the Whole Board less one, which individual shall not be, and shall not have been during the three years immediately preceding the date of the relevant Election Meeting, employed by, a director of, or otherwise affiliated with the Company (except as the incumbent Outside Nominee) or any of its affiliates or MS or SB or any of their respective affiliates.

               (ii) No Stockholder shall make any nomination at an Election
             Meeting.

               (iii) Each Stockholder agrees to vote (or execute a consent with respect to) all Shares over which it may exercise voting power in favor of the election as a Director of each Company Nominee.

            (b) In the event that at any time the voting power of the Shares held collectively by MS and any MS Nomination Successor or held collectively by SB and any SB Nomination Successor, respectively, is less than 15% but not less than 7% of the total voting power of the Shares then outstanding, the number of Directors MS and any MS Nomination Successor or SB and any SB Nomination Successor, as the case may be, shall have the right to designate for nomination shall be reduced to one. At such time, MS or SB, as the case may be, shall cause one of the MS Directors or SB Directors, as the case may be, to resign, and the Board of Directors shall act to fill the vacancy caused by such resignation with a person meeting the qualifications of an Officer Nominee or an Outside Nominee in accordance with Section 4.4(c) of this Agreement, or, if the MS Vacancy or SB Vacancy, as the case may be, shall not be filled at such time, MS or SB shall not cause any MS Director or SB Director, as the case may be, to resign, but the Board of Directors shall fill such MS Vacancy or SB Vacancy, as the case may be, with a person meeting the qualifications of an Officer Nominee or an Outside Nominee in accordance with
Section 4.4(c) of this Agreement.

            (c) In the event that at any time the voting power of the Shares held collectively by MS and any MS Nomination Successor or held collectively by SB and any SB Nomination Successor, respectively, is less than

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7% of the total voting power of the Shares then outstanding, MS and any MS
Nomination Successor or SB and any SB Nomination Successor, as the case may be, shall no longer have the right to designate individuals for nomination. At such time, MS or SB, as the case may be, shall cause any remaining MS Directors or SB Directors, as the case may be, to resign, and the Board of Directors shall act to fill the vacancy caused by such resignation in accordance with the Bylaws as then in effect.

            Section 4.3 Removal of Directors. (a) Except as provided in
                        --------------------
subparagraph (b) below, Directors may be removed in accordance with the Bylaws as then in effect.

            (b) No Stockholder shall take any action to remove, or to vote in favor of or to consent to the removal of any MS Director or SB
Director, except that (1) any Stockholder may take action to remove any such director for Cause (as defined below) and (2) upon request of the Nominating Stockholder of any MS Director or SB Director, with or without cause, and at any time, each Stockholder immediately shall consent in writing to the removal of such MS Director or SB Director, as the case may be. The term "Nominating Stockholder" means any of MS, SB or any MS Nomination Successor or SB Nomination Successor who shall have designated the relevant MS Director or SB Director for nomination by the Company. Removal for "Cause" shall mean removal of a Director because of such Director's (i) willful and continued failure to perform substantially his duties with the Company in such Director's established position, (ii) willful misconduct which is significantly injurious to the Company monetarily or otherwise, (iii) abuse of any illegal drug or other controlled substance or habitual intoxication, (iv) conviction for, or guilty plea (or plea of nolo contendere) to, a crime involving moral turpitude or (v) conviction for, or guilty plea (or plea of nolo contendere) to, a felony.

            Section 4.4 Vacancies. (a) Except as provided in paragraph (b) and
                        ---------
paragraph (c) below, vacancies on the Board of Directors shall be filled in accordance with the Bylaws as then in effect.

            (b) At any time, and without prior notice, MS or SB may request that the MS Vacancy or the SB Vacancy, respectively, be filled and, in connection therewith, MS or SB, respectively, shall designate an individual to fill each such vacancy (each, a "Designee"), and the remaining Directors, prior to conducting any other business, shall act to appoint each Designee as Director. If the remaining Directors fail to appoint any Designee as Director, or if the remaining Directors fill any such vacancy otherwise than with the Designee in accordance with the foregoing sentence, the Stockholders shall immediately cause a special meeting of stockholders to be called, or shall act by written consent without a meeting, for the purpose of removing such person and/or filling such vacancy with the Designee, and each Stockholder agrees to vote all of the Shares which such Stockholder is entitled to vote at such meeting, or to execute a written consent in respect of all such Shares, as the case may be, in favor of removing, if necessary, any such vacancy filled with a person who is not a Designee and in favor of the election of such Designee.

            (c) If at any time after the date hereof a vacancy is created on the Board of Directors as a result of the death, disability, removal or resignation of any one or more MS Directors or SB Directors, the Nominating Stockholder of each Director whose death, disability,

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removal or resignation caused a vacancy shall be entitled to designate a another individual (each, a "New Vacancy Designee") to fill each such vacancy, and the remaining Directors, prior to conducting any other business, shall act to elect each New Vacancy Designee as Director. If the remaining Directors fail to elect any New Vacancy Designee as Director, or if the remaining Directors fill any such vacancy otherwise than with the New Vacancy Designee in accordance with the foregoing sentence, the Stockholders shall immediately cause a special meeting of stockholders to be called, or shall act by written consent without a meeting, for the purpose of removing such person and/or filling such vacancy with the New Vacancy Designee, and each Stockholder agrees to vote all of the Shares which such Stockholder is entitled to vote at such meeting, or to execute a written consent in respect of all such Shares, as the case may be, in favor of removing, if necessary, any such vacancy filled with a person who is not a New Vacancy Designee and in favor of the election of such New Vacancy Designee.

                                    ARTICLE V

                                  MISCELLANEOUS

Section 5.1 Effectiveness. As provided in Section 9.6 of the Plan, this
            -------------
Agreement shall become effective on the later of the Effective Date (as defined in the Plan) and the first date on which holders of not less than 66-2/3% of the Shares issued pursuant to the Plan execute this Agreement.

            Section 5.2 Waiver and Amendment. (a) Any party hereto may waive its
                        --------------------
rights under this Agreement at any time, provided that any agreement on the part of any such party to any such waiver shall be valid only if set forth in an instrument in writing signed by such party.

            (b) Except as otherwise required by law, this Agreement may be amended at any time, but only by a written instrument signed by Stockholders holding not less than 66-2/3% of the total voting power of the Shares then outstanding.

            Section 5.3 Termination. Unless extended in a writing signed by all
                        -----------
of the Stockholders, this Agreement shall terminate on and be of no force or effect from and after the first occurrence of any of the following events: (i) the consummation of a Tag-Along Sale or a Compelled Sale (including consummation of a Compelled Sale accomplished by merger, consolidation or sale of substantially all of the Company's assets) pursuant to Section 3.3 or Section 3.4, respectively, of this Agreement, or (ii) the first date on which no party has the right to nominate a director pursuant to Section 4.2(b) of this Agreement. In addition, this Agreement may be terminated (x) at any time by a written instrument signed by Stockholders holding not less than 66-2/3% of the total voting power of the Shares then outstanding, or (y) in connection with an underwritten public sale (whether by the Company or any Stockholder or group of Stockholders) of 20% or more of the number of Shares then outstanding, by a written instrument signed by Stockholders holding not less than a majority of the Shares outstanding immediately prior to such public sale.

            Section 5.4 Notices. All notices and other communications provided
                        -------
for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally, or when deposited in the mail if

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
sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed to the address of such Stockholder, Warrantholder, or Optionholder as shown in the stock record book or other records of the Company or at such other address as the parties hereto shall have specified by notice in writing to the other parties.

            Section 5.5 Applicable Law and Time of Essence. The laws of the
                        ----------------------------------
State of Delaware shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under principles of conflicts of law. Time shall be of the essence with respect to this Agreement and of every part hereof.

            Section 5.6 Descriptive Headings, Etc. The headings in this
                        -------------------------
Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein. Unless the context of this Agreement otherwise requires, (i) words of any gender shall be deemed to include each other gender; (ii) words using the singular or plural number shall also include the plural or singular number, respectively; and (iii) references to "hereof," "herein," "hereby" and similar terms shall refer to this entire Agreement.

            Section 5.7 Counterparts. This Agreement may be executed in multiple
                        ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            Section 5.8 Successors, Assigns and Transferees. This Agreement
                        -----------------------------------
shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns and transferees except to the extent that the terms of this Agreement limit or otherwise restrict the transferability of any rights or obligations hereunder.

            Section 5.9 Severability. In the event that any one or more of the
                        ------------
provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

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


            IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first above written.

                             CHI ENERGY, INC.


                             By:
                                      Name:
                                     Title:


                             STOCKHOLDERS:


                             MORGAN STANLEY & CO., INCORPORATED


                             By:
                                      Name:
                                     Title:


                             SWISS BANK CORPORATION, LONDON BRANCH


                             By:
                                      Name:
                                     Title:


                            SWISS BANK CORPORATION RESTRUCTURING & RECOVERY FUND


                            By:
                                      Name:
                                     Title:

                           STONE HILL OFFSHORE PARTNERS LIMITED

                           By: Stone Hill Advisors LLC


                           By:_____________________________
                                John A. Motulsky
                                 Managing Member


                           STONE HILL INVESTMENT CORP.


                           By: ______________________________________
                               John A. Motulsky
                               Vice President
                               for and on behalf of Stone Hill Partners, L.P. Aurora Limited Partnership
                               GRS Partners III


                           MERRILL LYNCH CORPORATE BOND FUND, INC. -
                           HIGH INCOME PORTFOLIO
                           CORPORATE HIGH YIELD FUND, INC.
                           MERRILL LYNCH VARIABLE SERIES FUNDS - HIGH
                           CURRENT INCOME FUND


                           By: ________________________________________
                                 Name:
                                 Title:


                           MERRILL LYNCH GLOBAL CURRENCY BOND
                           SERIES - CORPORATE HIGH INCOME PORTFOLIO

                           By:  Merrill Lynch Asset Management,
                           as investment advisor


                           By:_______________________________
                                 Name:
                                 Title:




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